                               SECOND AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 29th day of March 2000, by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $75,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Promissory Note in the principal sum of $75,000,000, dated August 9, 1999 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated August 9, 1999, as the same may have been amended or supplemented (the "Agreement");

         WHEREAS, the Company has requested that the Lender amend certain terms of the Agreement and the Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. The effective date ("Effective Date") of this Amendment is_________.

         3. Section 1.1 of the Agreement is amended to delete the following definitions in their entirety, replacing them with the following definitions:

                  "COLLATERAL DOCUMENTS" means, with respect to each Mortgage
         Loan: (a) the Mortgage Note, the Mortgage, and all other documents executed in connection with or otherwise relating to the Mortgage Loan,
         (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA Commitment to Insure or the VA Guaranty, the appraisal, Private Mortgage Insurance, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the


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         maker(s) of the Mortgage Note, the HUD-1 or corresponding purchase advice, and (c) any other documents that are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or which are customarily executed by the seller of a Mortgage Note to an Investor.

                  "FAIR MARKET VALUE" means at any time for an Eligible Loan or the related Agency Security (if the Eligible Loan is to be used to back an Agency Security), (a) if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac, or the Eligible Loan is to be exchanged for an Agency Security and such Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as the Lender deems appropriate.

         4. Article 6 of the Agreement is hereby amended to add the following
Section 6.14 at the end thereof:

                  6.14 FANNIE MAE TRI-PARTY AGREEMENT. Prior to the origination by the Company of any Mortgage Loans for sale to Fannie Mae, enter into an agreement among the Company, the Lender and Fannie Mae, pursuant to which Fannie Mae agrees to send all cash proceeds of Mortgage Loans sold by the Company to Fannie Mae to the Cash Collateral Account.

         5. Sections 8.1(c) and 8.1(n) of the Agreement are deleted in their entirety and the following are substituted in lieu thereof:

                           8.1(c) Failure of the Company to perform or comply
                  with any term or condition applicable to it contained in Sections 6.3, 6.12, 6.13 and 6.14 or in any Section of Article 7 of this Agreement; or

                           8.1(n) Rick Cossano shall cease to be the chief
                  executive officer of the Guarantor; or

         6. Section 8.3 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  8.3 APPLICATION OF PROCEEDS. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender to the Obligations in such order as the Lender, in its sole and absolute discretion, will determine.


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                  If the proceeds of any sale, disposition or other enforcement are insufficient to cover the costs and expenses of the sale, and the payment in full of all Obligations, the Company will remain liable for any deficiency.

         7. The Company is in default under Sections 7.9 and 8.1(u) of the Agreement for the Fiscal Quarter ending December 31, 1999. The liabilities of the Company for the Fiscal Quarter ending October 31, 1999 were $39,810,000 as compared to the liabilities of the Company for the Fiscal Quarter ending December 31, 1999 of $85,664,000, exceeding the 150% growth permitted in Section
7.9 of the Agreement. The liabilities of the Guarantor for the Fiscal Quarter ending October 31, 1999 were $44,139,000 as compared to the liabilities of the Guarantor for the Fiscal Quarter ending December 31, 1999 of $89,435,000, exceeding the 150% growth permitted in Section 8.1(u) of the Agreement. The Company has requested, and the Lender hereby agrees, to waive its default rights with respect to the failure of the Company and the Guarantor to comply with the Liability Growth requirements set forth in Sections 7.9 and 8.1(u) of the Agreement as of December 31, 1999. The foregoing waiver applies only to the specific instances described herein. It is not a waiver of any subsequent breach of the same provision of the Agreement, or of any breach of any other provisions of the Agreement.

         8. Notwithstanding the preceding paragraph, the Lender reserves all of the rights, powers and remedies presently available to the Lender under the Agreement, the Note and the Guaranty, including the right to cease making Advances to the Company and the right to accelerate any of the indebtedness owing under the Agreement, if any other Default or Event of Default occurs under the Agreement.

         9. EXHIBIT M to the Agreement is deleted in its entirety and replaced with the new EXHIBIT M attached to this Amendment. All references in this Amendment and the Agreement to EXHIBIT M shall be deemed to refer to the new EXHIBIT M.

         10. The Company must deliver to the Lender (a) an executed original of this Amendment; and (b) a $350 document production fee.

         11. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents other than as described in Paragraph 7 above, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the


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representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

         12. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

         13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                      MONUMENT MORTGAGE, INC.,
                                      a California corporation


                                      By:

                                      Its:


                                      RESIDENTIAL FUNDING CORPORATION,
                                      a Delaware corporation

                                      By:
                                         --------------------------------
                                      Its:
                                          -------------------------------

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

         On _________________, 2000, before me, a Notary Public, personally appeared ________________________________, the ______________________ of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


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                                            ------------------------------------
                                            Notary Public
  (SEAL)                                    My Commission Expires:
                                                                  -------------

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

         On _________________, 2000, before me, a Notary Public, personally appeared ________________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                            ------------------------------------
                                            Notary Public
  (SEAL)                                    My Commission Expires:
                                                                  --------------


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                              CONSENT OF GUARANTOR

         The undersigned, being the Guarantor under the Guaranty dated as of August 9, 1999, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

         The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to Lender and conforming to the Guaranty in connection with the foregoing Amendment.

                                   GUARANTOR:

                                   FiNET.COM, INC.,
                                   a Delaware corporation

                                   By:

                                   Its:

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

         On _________________, 2000, before me, a Notary Public, personally appeared ________________________________, the ______________________ of
FiNET.COM.INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                            ------------------------------------
                                            Notary Public
  (SEAL)                                    My Commission Expires:
                                                                  --------------


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